Exhibit 1
AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13G/A
The undersigned hereby agree as follows:
(i) Each of them is individually eligible to use the Schedule 13G/A to which this Exhibit is attached, and such Schedule 13G/A is filed on behalf of each of them; and
(ii) Each of them is responsible for the timely filing of such schedule 13G/A and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

CULLIGAN INTERNATIONAL COMPANY Date: June 23, 2011
By:	/s/ Susan E. Bennett
	Name:	Susan E. Bennett
	Title:	Senior Vice President, General Counsel & Secretary

CULLIGAN HOLDING INC. Date: June 23, 2011
By:	/s/ Susan E. Bennett
	Name:	Susan E. Bennett
	Title:	Senior Vice President, General Counsel & Secretary

CULLIGAN HOLDING COMPANY B.V. Date: June 23, 2011
By:	/s/ Mark A. Seals
	Name:	Mark A. Seals
	Title:	Managing Director A

CULLIGAN HOLDING S.ÀR.L. Date: June 23, 2011
By:	/s/ Susan E. Bennett
	Name:	Susan E. Bennett
	Title:	Manager

CULLIGAN INTERNATIONAL S.ÀR.L. Date: June 23, 2011
By:	/s/ Susan E. Bennett
	Name:	Susan E. Bennett
	Title:	Manager

CULLIGAN INVESTMENTS. S.ÀR.L. Date: June 23, 2011
By:	/s/ Susan E. Bennett
	Name:	Susan E. Bennett
	Title:	Manager

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CULLIGAN LTD. Date: June 23, 2011
By:	/s/ Susan E. Bennett
	Name:	Susan E. Bennett
	Title:	Senior Vice President, General Counsel & Assistant Secretary

CLAYTON, DUBILIER & RICE FUND VI LIMITED PARTNERSHIP
By:	CD&R Associates VI Limited Partnership, its general partner

By:	CD&R Investment Associates VI, Inc., its general partner

Date: June 23, 2011
By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and Assistant Secretary

CD&R ASSOCIATES VI LIMITED PARTNERSHIP
By:	CD&R Investment Associates VI, Inc., its general partner

Date: June 23, 2011
By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and Assistant Secretary

CD&R INVESTMENT ASSOCIATES VI, INC. Date: June 23, 2011
By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and Assistant Secretary

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